Exhibit 10.1

ICAGEN, INC.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of August , 2018, by and between Icagen, Inc., a Delaware corporation (the “Company”), and the investors set forth on the signature pages affixed hereto (each, an “Investor” and, collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to exemptions from registration under the Securities Act (as defined below), the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, Units (as defined below) of the Company, as more fully described in this Agreement;

WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, on a “best efforts” basis up to a maximum of 150 Units, each Unit consisting of (i) the Company’s 10% Subordinated Promissory Note in the principal amount of $10,000 due on the earlier of (x) the date that is twelve (12) months after the Issue Date or (y) the Company’s receipt of the proceeds of funding from its next collaboration/partnership (the “Note”) and (ii) a five year warrant to purchase 1,500 shares of Common Stock of the Company, par value $0.001, (the “Common Stock”) for each $10,000 Note investment (the “Common Stock”) of the Company at an exercise price of $3.50 per share. (the Note and the Warrants being hereinafter referred to as the “Units” or “Securities”), upon the terms and conditions set forth in this Agreement; and

WHEREAS, in connection with the Investors’ purchase of the Units, the Investors will be subject to certain restrictions on the transfer of the Securities, all as more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Units as set forth herein.

1. Definitions.

For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.

“Affiliate” shall mean, with respect to any specified Person (as defined below), (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual’s spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified. As used in this definition, “control” shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.

“Business Day” shall mean any day on which banks located in New York City are not required or authorized by law to remain closed.

“Closing” and “Closing Date” as defined in Section 2.2 (c) hereof.

“Common Stock” as defined in the recitals above.

“Company Financial Statements” as defined in Section 4.5(a) hereof.

“Company’s Knowledge” means the actual knowledge of the Chief Executive Officer (as defined in Rule 405 under the Securities Act), or the knowledge of any fact or matter which the Chief Executive Officer would reasonably be expected to become aware of in the course of performing the duties and responsibilities.

“Company Permits” as defined in Section 4.6 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Closing” and “First Closing Date” as defined in Section 2.2(a) hereof.

“Intellectual Property Rights” as defined in Section 4.13 hereof.

“Liens” means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company; (ii) the transactions contemplated hereby or in any of the Transaction Documents; or (iii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below).

“Person” shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Purchase Price” shall mean up to $10,000.

“Regulation D” as defined in Section 3.7 hereof.

“Regulation S” as defined in Section 6.1(i)(E) hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act (or a successor rule).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” as defined in Section 4.5 hereof.

“Securities” as defined in the recitals above.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsequent Closing” and “Subsequent Closing Date” as defined in Section 2.2(b) hereof.

“Subsidiaries” shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

“Transaction Documents” shall mean this Agreement, the Note and the Warrant.

“Transfer” shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.

“Units” as defined in the recitals above.

“Warrant” as defined in the recitals above.

2. Sale and Purchase of Securities.

2.1. Subscription for Units by Investors. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Units, in the respective amounts set forth on the signature pages attached hereto in exchange for the Purchase Price.

2.2 Closings.

(a) First Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, such number of Units set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A-1 (the “First Closing”). The date of the First Closing is hereinafter referred to as the “First Closing Date.”

(b)  Subsequent Closing(s). The Company agrees to issue and sell to each Investor listed on the Subsequent Closing Schedule of Investors, and each such Investor agrees, severally and not jointly, to purchase from the Company on such Subsequent Closing Date such number of Units set forth on the signature pages attached hereto, which will be reflected opposite such Investor’s name on Exhibit A-2 (a “Subsequent Closing”). There may be more than one Subsequent Closing; provided, however, that the final Subsequent Closing shall take place within the time periods determined by the Company. The date of any Subsequent Closing is hereinafter referred to as a “Subsequent Closing Date.” Notwithstanding the foregoing, the maximum number of Units to be sold at the First Closing and all Subsequent Closings shall not exceed 150 in the aggregate.

(c) Closing. The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a “Closing.” The First Closing Date and any Subsequent Closing Dates are sometimes referred to herein as a “Closing Date.” All Closings shall occur at the offices of Gracin & Marlow, LLP., counsel to the Company, at The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 or remotely via the exchange of documents and signatures.

2.3.  Closing Deliveries. At each Closing, the Company shall deliver to the Investors, against delivery by the Investor of the Purchase Price (as provided below), a Note and a Warrant. At each Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing Date or in immediately available funds, by wire transfer to the following account:

Bank Name: JP Morgan Chase Bank N.A

Bank Address: 5950 Glades Road, Boca Raton, Florida, 33431

Routing number: 267084131

Account name: Icagen Inc.

Account number:672002107

3. Representations, Warranties and Acknowledgments of the Investors.

Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:

3.1 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.2 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.

3.3. Investment Experience. Such Investor acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.4  Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company and the Securities requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Units. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Investor acknowledges that it has received and reviewed the Company’s filings with the SEC and the Transaction Documents.

3.5 Restricted Securities. Such Investor understands that the Units, and the components thereof, are characterized as “restricted securities” under the U.S. federal securities laws since they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

3.6 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a) “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended; (ii) such securities may be sold pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

3.7 Accredited Investor/ Bad Boy Acts. Such Investor, and if an entity, all equity holders of such Investor, is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act (“Regulation D”). Such Investor has not been the subject of any bad actor events under Rule 506 of Regulation D.

3.8 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

3.9  Brokers and Finders. No Investor will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any other Investor, for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.  Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Investors that:

4.1. Organization; Execution, Delivery and Performance.

(a) The Company is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(b)(i) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof; (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required; (iii) each of the Transaction Documents has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly; and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

4.2.  Securities Duly Authorized. The Notes to be issued to each such Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrants to be issued to each such Investor, when issued in accordance with the terms of this Agreement, will be legal, valid and binding obligations of the Company enforceable in accordance with their terms. The shares of Common Stock issuable upon exercise of the Warrants in accordance with their respective terms will be duly and validly issued and fully paid and non-assessable. Subject to the accuracy of the representations and warranties of the Investors to this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

4.3 No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws of the Company; or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act, and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

4.4. Capitalization. As of August 1, 2018, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 6,393,107 shares are outstanding, 10,000,000 shares of Preferred Stock, of which 400,000 are designated Series A Preferred Stock and no shares are issued and outstanding, 3,000,000 shares are designated Series B Preferred Stock and no shares are issued and outstanding, 1,142,856 are designated as Series C Preferred Stock, of which 714,275 are issued and outstanding, 3,819,059 of the authorized shares are reserved for the issuance of warrants, and 1,382,945 options have been issued to employees, consultants and directors of Icagen, Inc. In the Offering contemplated by this Agreement, warrants exercisable for up to 225,000 shares of Common Stock may be issued to investors. The Company has reserved, and at all times will keep reserved, a sufficient number of shares for issuance upon the conversion of the Notes and the exercise of the Warrants. Except as described in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries; (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except for the registration rights provisions contained herein and piggyback rights of the Series A Preferred Stock) that will be triggered by the issuance of the Securities. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.

4.5. SEC Information.

(a) The Company has filed or furnished all registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC pursuant to the requirements of the Securities Act or the Exchange Act (all of the foregoing and all other documents filed with the SEC prior to the date hereof, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Investors via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding any unresolved comments of the staff of the SEC. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements in accordance with GAAP and the applicable rules and regulations of the SEC) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC). Except as set forth in the Company Financial Statements, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2018 (the fiscal period end of the Company’s most recently-filed periodic report) and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(b) The shares of Common Stock are not currently traded on any market.

4.6 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since March 31, 2018, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

4.7  Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing. There has not been, and to the Company’s Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries.

4.8 No Material Changes.

(a) Since March 31, 2018, except as set forth in the SEC Documents, there has not been:

(i) Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii) Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or

(iii) Any incurrence of any material liability outside of the ordinary course of business.

4.9  No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

4.10  No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors. The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

4.11 No Brokers. Except as set forth below, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.12 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D within ten days after the First Closing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable Closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification).

4.13 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within two years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. Except as set forth in the SEC Documents, there is no claim, action or proceeding being made or brought, or to the Company’s Knowledge, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

4.14 Tax Status. Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject; (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith; and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

4.15 Shell Company Status. The Company was never a “shell issuer”, as defined in Rule 144(i)(1).

4.16 Investment Company Act Status. The Company and its subsidiaries are not, and after giving effect to the offering and sale of the Units will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

5. Transfer Restrictions.

5.1. Transfer or Resale. Each Investor understands that:

The sale or resale of all or any portion of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Securities may not be transferred unless:

(1)  the Securities are sold pursuant to an effective registration statement under the Securities Act;

(2) the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;

(3)  the Securities are sold or transferred to an “affiliate” (as defined in Rule 144) of the Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 6.1 and who is an Accredited Investor;

(4)  the Securities are sold pursuant to Rule 144; or

(5)  the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”);

and, in each case, the Investor shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

5.2  Transfer Agent Instructions. If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to Closing of the Investors.

The obligation of each Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1  Representations, Warranties and Covenants. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

6.2 Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

6.3  Delivery by Company. The Company shall have duly executed and delivered to each Investor each of the other Transaction Documents.

6.4  No Material Adverse Effect. Since the date of first execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

6.5 No Prohibition. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

6.6  Other Documents. The Company shall have delivered to such Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

7.  Conditions to Closing of the Company.

The obligations of the Company to effect the transactions contemplated by this Agreement with each Investor are subject to the fulfillment at or prior to each Closing Date of the conditions listed below.

7.1.  Representations and Warranties. The representations and warranties made by such Investor in Section 3 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.

7.2 Corporate Proceedings. All corporate and other proceedings required to be undertaken by such Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.

7.3 Delivery by the Investor. The Investor shall have duly executed and delivered to each Investor (a) each of the other Transaction Documents to be signed by the Investor and (b) a Purchaser Questionnaire and a Purchaser Information Request.

8. Miscellaneous.

8.1. Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

The Company: Icagen, Inc. 4222 Emperor Blvd., Suite 350 Durham, North Carolina 27703 Telephone: (919) 941-5206 Facsimile: (302) 347-1326 Attention: Mark Korb Chief Financial Officer	With a copy to: Gracin & Marlow, LLP The Chrysler Building 405 Lexington Avenue, 26th Floor New York, New York 10174 Attention: Leslie Marlow, Esq. Telephone: (212) 907-6457 Facsimile: (212) 208-4657
The Investors: As per the contact information provided on the signature pages hereof.

8.2  Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

8.3 Indemnification.

(a)  The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b)  Promptly after receipt by any Investor (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 8.4, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not affect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

8.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.

8.5 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns only.

8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

8.7 Public Disclosures. The Company shall on or before 8:30 a.m., New York time, within four Business Days after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “8-K Filing”).

8.8  Binding Effect; Benefits. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.9 Amendment; Waivers. All modifications, amendments or waivers to this Agreement shall require the written consent of each of (i) the Company and (ii) the Investors owning a majority in principal amount of the Notes.

8.10  Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law provisions thereof, and the parties hereto.

8.11 Arbitration. Each Investor and the Company agree that they shall resolve all disputes, controversies and differences which may arise between them, out of or in relation to or in connection with this Agreement, after discussion in good faith attempting to reach an amicable solution. Provided that such disputes, controversies and differences remain unsettled after discussion between the parties, both parties agree that those unsettled matter(s) shall be finally settled by arbitration in New York, New York in accordance with the latest Rules of the American Arbitration Association. Such arbitration shall be conducted by three arbitrators appointed as follows: each party will appoint one arbitrator and the appointed arbitrators shall appoint a third arbitrator. If within thirty (30) days after confirmation of the last appointed arbitrator, such arbitrators have failed to agree upon a chairman, then the chairman will be appointed by the American Arbitration Association. The decision of the tribunal shall be final and may not be appealed. The arbitral tribunal may, in its discretion award fees and costs as part of its award. Judgment on the arbitral award may be entered by any court of competent jurisdiction, including any court that has jurisdiction over either party or any of their assets. At the request of any party, the arbitration proceeding shall be conducted in the utmost secrecy subject to a requirement of law to disclose. In such case, all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy, available for inspection only by any party and by their attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy.

8.12  Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

8.14 Independent Nature of Investors. The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in connection with the transactions contemplated hereby.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

ICAGEN, INC.

By:
Name:	Richard Cunningham
Title:	President and Chief Executive Officer

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex 1 and Purchaser Questionnaire the form attached hereto as Annex 2 and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

ANNEX 1
Securities Purchase Agreement
Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of August , 2018 (the “Agreement”), with the undersigned, Icagen, Inc., a Delaware corporation (the “Company”), in or substantially in the form furnished to the undersigned and (ii) purchase the Units as set forth below, hereby agrees to purchase such Units from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations in the Agreement section entitled “Representations, Warranties and Acknowledgments of the Investors,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.

All Investors: Address: Telephone No.: Facsimile No.: Email Address:

Name of Investor:

If an entity:

Print Name of Entity:

_______________________________________

By:

Name:

Title:

If an individual:

Print Name:

Signature: ______________________________

If joint individuals:

Print Name: _____________________________

Signature: ______________________________

The Investor hereby elects to purchase            Units at a purchase price of $10,000 per Unit under the Securities Purchase Agreement at a total Purchase Price of $             .

Annex 2

CONFIDENTIAL PURCHASER QUESTIONNAIRE

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF UNITS FROM ICAGEN, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Icagen, Inc. and the subscriber signatory thereto (the “Subscription Agreement”).

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and may include real estate, provided, however, you cannot include your principal residence), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B __	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D __	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E __	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category F __	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

Category G __	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H __	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2) Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

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(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have you participated in other private placements before:

Yes ☐                              No ☐

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

Yes ☐                              No ☐

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

Yes ☐                              No ☐

(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

Yes ☐                              No ☐

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to purchase?

Yes ☐                              No ☐

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(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

Yes ☐                              No ☐

(3) Manner in which title is to be held: (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership

(e)	Tenants in Common

(f)	Company

(g)	Trust

(h)	Other

(4) FINRA Affiliation.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes ☐                              No ☐

If Yes, please describe how you are affiliated/associated:

*If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the FINRA Conduct Rules.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

4

(5)  For Trust Subscribers

A. Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Shares of the Company in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐                              No ☐

Does this investment in the Company exceed 10% of the trust assets?

Yes ☐                              No ☐

B. If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1. REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐                              No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor exceeds $1,000,000 (including spouse, if applicable, real estate (excluding personal residence), automobiles, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property)?

Yes ☐                              No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2016 and 2017 and is reasonably expected to be in excess of $200,000 for 2018?

Yes ☐                              No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2016 and 2017 and is reasonably expected to be in excess of $300,000 for 2018?

Yes ☐                              No ☐

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2. IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name:

Trustee Name:

Does the trust have assets greater than $5 million?

Yes ☐                              No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐                              No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

Restricted Securities

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

Venture Capital Companies

Often ☐     Occasionally ☐     Seldom ☐     Never ☐

(6) Bad Actor Disqualifications Questions

If all responses to the questions set forth below in this section (6) are no, please check here o

(A)	Have you been convicted, within 10 years before a sale in the current offering (or 5 years in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(i)	In connection with the purchase or sale of any security?

Yes ☐                              No ☐

(ii)	Involving the making of any false filing with the Securities and Exchange Commission?

Yes ☐                              No ☐

6

(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

Yes ☐                              No ☐

(B)	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, retrains or enjoins such person from engaging ort continuing to engage in any conduct or practice:

(i) In connection with the purchase or sale of any security?

Yes ☐                              No ☐

(ii)	Involving the making of any false filing with the Securities and Exchange Commission?

Yes ☐                              No ☐

(iii)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

Yes ☐                              No ☐

(C)	Are you subject to a final order of a state securities commission (or any agency or officer of a state performing like functions; a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U. S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(i)	At the time of such sale, bars you from:

●	Association with an entity regulated by such commission, authority, agency, or officer;

●	Engaging in the business of securities, insurance or banking; or

●	Engaging in savings association or credit union activities.

Yes ☐                              No ☐

(ii)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within 10 years before the sale of the contemplated transaction.

Yes ☐                              No ☐

7

(D)	Are you currently subject to an order of the Securities and Exchange Commission entered into pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940 which:

(i)	Suspends or revokes your license as a broker, dealer, municipal securities dealer, or investment adviser?

Yes ☐                              No ☐

(ii) Places limitations on your activities, functions or operations?

Yes ☐                              No ☐

(iii)	Bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes ☐                              No ☐

(E)	Are you subject to any order of the Securities and Exchange Commission entered within 5 years before such sale that, at the time of such sale, orders you to cease and desist from committing or causing a violation or future violation of:

(i)	Any scienter-based (intent/knowledge based) anti-fraud provision of the federal securities laws, including, without limitation, section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934, and 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or any other related rule or regulation?

Yes ☐                              No ☐

(ii)	Section 5 of the Securities Act of 1933?

Yes ☐                              No ☐

(F)	Are you suspended from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes ☐                              No ☐

(G)	Have you filed (as either a registrant or an issuer), or named as an underwriter in, any registration statement or Regulation A offering statement filed with the Securities and Exchange Commission that, within 5 years before such sale, were you the subject of a refusal order, or stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes ☐                              No ☐

(H)	Are you the subject to an United States Postal Service false representation order within the last 5 years, or are you, at the time of any sale of the securities offered, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

Yes ☐                              No ☐

[Remainder of page intentionally left blank]

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The undersigned has been informed of the significance to the Company of the foregoing representations and answers contained in this Confidential Purchaser Questionnaire and such representations and answers have been provided with the understanding that the Company will rely on them.

Individual

Date:
Name of Individual
(Please type or print)

Signature of Individual

Name of Joint Owner
(Please type or print)

Signature (Joint Owner)

Partnership, Corporation or
Other Entity

Date:
Print or Type Entity Name

By:

Name:
Print or Type Name
Title:

Signature

Title:

Signature (other authorized signatory)

9